CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

DERIVED INFORMATION   4/23/04

[$475,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$900,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

Statistical Collateral Summary – Estimated Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.  Approximately 19.8% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,762
Total Outstanding Loan Balance	$897,307,346		Min	Max
Average Loan Current Balance	$155,728		$3,297	$1,000,000
Weighted Average Original LTV	81.5%	*
Weighted Average Coupon	7.20%		4.35%	13.90%
Arm Weighted Average Coupon	7.16%
Fixed Weighted Average Coupon	7.43%
Weighted Average Margin	6.45%		2.25%	11.25%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	82.3%
% Fixed	17.7%
% of Loans with Mortgage Insurance	0.2%

*

Note, for second liens, CLTV is employed in this calculation.

**

Note, including prefunding, fixed rate collateral should comprise approximately 18.5% of the Aggregate Collateral

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	237	56,711,703	6.3
5.51 - 6.00	399	90,828,881	10.1
6.01 - 6.50	722	147,874,657	16.5
6.51 - 7.00	899	161,311,946	18.0
7.01 - 7.50	739	119,832,521	13.4
7.51 - 8.00	805	118,226,885	13.2
8.01 - 8.50	617	82,530,679	9.2
8.51 - 9.00	500	65,760,925	7.3
9.01 - 9.50	210	20,672,690	2.3
9.51 - 10.00	148	11,841,115	1.3
10.01 - 10.50	94	6,013,777	0.7
10.51 - 11.00	83	5,135,300	0.6
11.01 - 11.50	47	2,429,081	0.3
11.51 - 12.00	127	3,696,161	0.4
12.01 - 12.50	81	2,416,090	0.3
12.51 - 13.00	32	1,306,986	0.2
13.01 - 13.50	20	627,675	0.1
13.51 - 14.00	2	90,275	0.0
Total:	5,762	897,307,346	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
FICO	Loans	Balance	%
Unknown	8	1,309,878	0.2
476 - 500	11	1,420,610	0.2
501 - 525	254	36,449,329	4.1
526 - 550	493	69,866,732	7.8
551 - 575	718	95,738,519	10.7
576 - 600	890	127,862,035	14.3
601 - 625	939	134,692,075	15.0
626 - 650	959	151,188,141	16.9
651 - 675	668	116,947,762	13.0
676 - 700	406	78,433,470	8.7
701 - 725	192	38,831,116	4.3
726 - 750	136	26,202,735	2.9
751 - 775	62	12,841,472	1.4
776 - 800	21	4,514,121	0.5
801 - 825	5	1,009,350	0.1
Total:	5,762	897,307,346	100.0

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	584	17,848,497	2.0
50,001 - 100,000	1,443	110,037,615	12.3
100,001 - 150,000	1,465	180,991,345	20.2
150,001 - 200,000	797	138,062,089	15.4
200,001 - 250,000	526	117,516,809	13.1
250,001 - 300,000	351	95,789,734	10.7
300,001 - 350,000	221	71,373,066	8.0
350,001 - 400,000	169	63,117,489	7.0
400,001 - 450,000	88	37,364,429	4.2
450,001 - 500,000	57	27,273,314	3.0
500,001 - 550,000	13	6,885,619	0.8
550,001 - 600,000	27	15,642,138	1.7
600,001 >=	21	15,405,203	1.7
Total:	5,762	897,307,346	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	94	13,289,994	1.5
50.001 - 55.000	39	6,510,313	0.7
55.001 - 60.000	67	10,397,472	1.2
60.001 - 65.000	129	19,901,283	2.2
65.001 - 70.000	207	36,730,534	4.1
70.001 - 75.000	393	64,021,886	7.1
75.001 - 80.000	2,605	418,644,639	46.7
80.001 - 85.000	526	81,996,333	9.1
85.001 - 90.000	836	149,192,143	16.6
90.001 - 95.000	373	49,982,146	5.6
95.001 - 100.000	493	46,640,601	5.2
Total:	5,762	897,307,346	100.0

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	3,560	513,563,765	57.2
Reduced	1,336	228,189,033	25.4
No Income/ No Asset	43	8,929,561	1.0
Stated Income / Stated Assets	823	146,624,986	16.3
Total:	5,762	897,307,346	100.0

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	5,326	846,451,862	94.3
Second Home	28	3,679,929	0.4
Investment	408	47,175,555	5.3
Total:	5,762	897,307,346	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,154	263,765,296	29.4
Florida	528	67,780,454	7.6
New York	268	65,736,267	7.3
Washington	187	34,602,242	3.9
Illinois	209	33,241,626	3.7
Arizona	242	32,424,035	3.6
Texas	269	30,038,157	3.4
Nevada	180	29,909,974	3.3
Michigan	285	27,803,132	3.1
Massachusetts	124	27,663,711	3.1
Ohio	285	26,311,488	2.9
Virginia	147	21,920,447	2.4
Maryland	118	21,175,765	2.4
Colorado	123	18,339,538	2.0
Missouri	187	17,856,443	2.0
Other	1,456	178,738,773	19.9
Total:	5,762	897,307,346	100.0

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	2,770	407,477,963	45.4
Refinance - Rate Term	359	49,842,403	5.6
Refinance - Cashout	2,633	439,986,981	49.0
Total:	5,762	897,307,346	100.0

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	3,764	614,697,946	68.5
Arm 3/27	712	120,987,308	13.5
Arm 5/25	11	2,893,958	0.3
Arm 6 Month	1	58,042	0.0
Fixed Rate – Balloon 15 /30	10	1,446,986	0.2
Fixed Rate	1,264	157,223,106	17.5
Total:	5,762	897,307,346	100.0

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	4,708	708,675,532	79.0
PUD	428	76,597,715	8.5
2 Family	224	42,986,717	4.8
Condo	266	38,566,078	4.3
3-4 Family	136	30,481,305	3.4
Total:	5,762	897,307,346	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	77	16,969,926	2.3
4.01 - 4.50	96	20,869,607	2.8
4.51 - 5.00	236	43,567,116	5.9
5.01 - 5.50	371	75,216,505	10.2
5.51 - 6.00	522	90,713,845	12.3
6.01 - 6.50	691	116,600,558	15.8
6.51 - 7.00	1,199	218,738,042	29.6
7.01 - 7.50	463	57,937,432	7.8
7.51 - 8.00	341	42,207,388	5.7
8.01 - 8.50	225	25,494,539	3.5
8.51 - 9.00	188	21,184,091	2.9
9.01 - 9.50	55	6,081,793	0.8
9.51 - 10.00	10	1,529,814	0.2
10.01 - 10.50	10	1,113,062	0.2
10.51 >=	4	413,537	0.1
Total:	4,488	738,637,254	100.0

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
<= 0	1	58,042	0.0
13 - 15	7	1,170,547	0.2
16 - 18	56	11,507,116	1.6
19 - 21	2,010	346,039,254	46.9
22 - 24	1,691	255,981,029	34.7
25 - 27	2	214,233	0.0
28 - 30	24	3,960,216	0.5
31 - 33	367	64,756,262	8.8
34 - 36	319	52,056,597	7.1
37 >=	11	2,893,958	0.4
Total:	4,488	738,637,254	100.0

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	1,246	253,618,222	34.3
13.01 - 13.50	500	95,030,699	12.9
13.51 - 14.00	554	90,284,429	12.2
14.01 - 14.50	488	73,423,809	9.9
14.51 - 15.00	638	92,586,822	12.5
15.01 - 15.50	483	65,021,199	8.8
15.51 - 16.00	390	49,973,343	6.8
16.01 - 16.50	98	10,038,871	1.4
16.51 - 17.00	35	3,541,338	0.5
17.01 - 17.50	21	2,062,393	0.3
17.51 - 18.00	22	2,316,503	0.3
18.01 >=	13	739,626	0.1
Total:	4,488	738,637,254	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	46	11,910,684	1.6
4.51 - 6.00	571	129,447,463	17.5
6.01 - 6.50	564	110,661,331	15.0
6.51 - 7.00	720	127,115,953	17.2
7.01 - 7.50	568	90,036,237	12.2
7.51 - 8.00	707	103,240,275	14.0
8.01 - 8.50	553	74,798,752	10.1
8.51 - 9.00	464	61,383,359	8.3
9.01 - 9.50	145	15,466,609	2.1
9.51 - 10.00	73	6,977,697	0.9
10.01 - 10.50	30	2,925,880	0.4
10.51 - 11.00	25	2,679,751	0.4
11.01 - 11.50	8	895,647	0.1
11.51 - 12.00	9	876,853	0.1
12.01 - 12.50	4	169,451	0.0
12.51 >=	1	51,311	0.0
Total:	4,488	738,637,254	100.0

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.00	17	2,751,178	0.4
1.50	34	5,482,970	0.7
2.00	176	46,217,077	6.3
3.00	4,259	683,730,442	92.6
5.00	2	455,587	0.1
Total:	4,488	738,637,254	100.0

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.00	2,811	441,431,792	59.8
1.50	1,676	296,859,433	40.2
2.00	1	346,029	0.1
Total:	4,488	738,637,254	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

Statistical Collateral Summary – Estimated Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.   Approximately 20.1% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,678
Total Outstanding Loan Balance	$505,819,222		Min	Max
Average Loan Current Balance	$137,526		$3,297	$497,106
Weighted Average Original LTV	81.6%	*
Weighted Average Coupon	7.20%		4.50%	13.90%
Arm Weighted Average Coupon	7.16%
Fixed Weighted Average Coupon	7.45%
Weighted Average Margin	6.62%		3.25%	11.25%
Weighted Average FICO (Non-Zero)	620
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	84.3%
% Fixed	15.7%	**
% of Loans with Mortgage Insurance	0.0%

*

Note, for second liens, CLTV is employed in this calculation

**

Note, including prefunding, fixed rate collateral should comprise approximately 17.0% of Loan Group 1

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	153	30,399,274	6.0
5.51 - 6.00	240	44,870,865	8.9
6.01 - 6.50	467	81,294,686	16.1
6.51 - 7.00	566	88,240,783	17.5
7.01 - 7.50	486	68,783,219	13.6
7.51 - 8.00	570	75,707,297	15.0
8.01 - 8.50	484	63,047,751	12.5
8.51 - 9.00	339	41,750,502	8.3
9.01 - 9.50	32	2,043,043	0.4
9.51 - 10.00	44	1,812,992	0.4
10.01 - 10.50	40	1,300,098	0.3
10.51 - 11.00	41	1,259,900	0.3
11.01 - 11.50	27	913,752	0.2
11.51 - 12.00	91	1,682,379	0.3
12.01 - 12.50	53	1,246,071	0.3
12.51 - 13.00	26	901,492	0.2
13.01 - 13.50	18	539,560	0.1
13.51 - 14.00	1	25,557	0.0
Total:	3,678	505,819,222	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
FICO	Loans	Balance	%
Unknown	3	499,446	0.1
476 - 500	3	697,786	0.1
501 - 525	113	17,119,112	3.4
526 - 550	290	40,976,624	8.1
551 - 575	448	55,664,663	11.0
576 - 600	607	76,657,878	15.2
601 - 625	631	77,674,832	15.4
626 - 650	643	87,162,449	17.2
651 - 675	434	63,910,147	12.6
676 - 700	274	44,136,907	8.7
701 - 725	118	21,407,199	4.2
726 - 750	75	12,708,525	2.5
751 - 775	26	4,500,485	0.9
776 - 800	12	2,381,694	0.5
801 - 825	1	321,477	0.1
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	459	13,484,134	2.7
50,001 - 100,000	885	67,635,055	13.4
100,001 - 150,000	973	120,353,728	23.8
150,001 - 200,000	570	98,648,829	19.5
200,001 - 250,000	379	84,834,815	16.8
250,001 - 300,000	267	72,911,020	14.4
300,001 - 350,000	118	37,467,092	7.4
350,001 - 400,000	19	7,037,431	1.4
400,001 - 450,000	5	2,027,312	0.4
450,001 - 500,000	3	1,419,806	0.3
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	56	6,393,316	1.3
50.001 - 55.000	22	3,397,492	0.7
55.001 - 60.000	37	5,225,387	1.0
60.001 - 65.000	72	9,602,245	1.9
65.001 - 70.000	101	17,827,412	3.5
70.001 - 75.000	206	31,850,864	6.3
75.001 - 80.000	1,758	255,933,982	50.6
80.001 - 85.000	326	43,695,823	8.6
85.001 - 90.000	530	81,923,199	16.2
90.001 - 95.000	233	23,198,743	4.6
95.001 - 100.000	337	26,770,758	5.3
Total:	3,678	505,819,222	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,193	280,153,583	55.4
Reduced	970	141,923,932	28.1
No Income/ No Asset	5	689,279	0.1
Stated Income / Stated Assets	510	83,052,429	16.4
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	3,402	475,759,533	94.1
Second Home	16	1,549,704	0.3
Investment	260	28,509,985	5.6
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
State	Loans	Balance	%
California	696	132,521,734	26.2
Florida	343	41,007,121	8.1
New York	125	28,823,936	5.7
Illinois	163	23,122,968	4.6
Arizona	188	22,921,464	4.5
Washington	134	21,636,685	4.3
Texas	194	19,375,309	3.8
Nevada	117	18,778,943	3.7
Michigan	188	18,398,302	3.6
Ohio	188	16,598,944	3.3
Virginia	106	14,356,304	2.8
Massachusetts	63	13,774,695	2.7
Missouri	145	13,739,322	2.7
Maryland	81	12,025,389	2.4
Colorado	85	11,204,290	2.2
Other	862	97,533,816	19.3
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,982	253,070,204	50.0
Refinance - Rate Term	222	25,934,353	5.1
Refinance - Cashout	1,474	226,814,666	44.8
Total:	3,678	505,819,222	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,456	355,952,342	70.4
Arm 3/27	443	69,712,307	13.8
Arm 5/25	5	904,454	0.2
Fixed Rate – Balloon 15 /30	1	32,840	0.0
Fixed Rate	773	79,217,279	15.7
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	2,968	389,380,086	77.0
PUD	289	44,690,450	8.8
2 Family	145	26,872,629	5.3
Condo	172	22,675,521	4.5
3-4 Family	104	22,200,537	4.4
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	2,968	389,380,086	77.0
PUD	289	44,690,450	8.8
2 Family	145	26,872,629	5.3
Condo	172	22,675,521	4.5
3-4 Family	104	22,200,537	4.4
Total:	3,678	505,819,222	100.0

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	16	3,604,104	0.8
4.01 - 4.50	34	6,244,078	1.5
4.51 - 5.00	101	17,265,065	4.1
5.01 - 5.50	184	28,800,931	6.8
5.51 - 6.00	327	51,148,310	12.0
6.01 - 6.50	479	71,051,827	16.7
6.51 - 7.00	887	147,677,663	34.6
7.01 - 7.50	347	40,485,899	9.5
7.51 - 8.00	245	28,521,684	6.7
8.01 - 8.50	164	18,917,675	4.4
8.51 - 9.00	117	12,550,906	2.9
10.01 - 10.50	2	112,960	0.0
10.51 >=	1	188,000	0.0
Total:	2,904	426,569,103	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
13 - 15	1	147,170	0.0
16 - 18	24	4,277,932	1.0
19 - 21	1,128	178,892,870	41.9
22 - 24	1,303	172,634,370	40.5
25 - 27	2	214,233	0.1
28 - 30	8	1,511,185	0.4
31 - 33	214	33,777,670	7.9
34 - 36	219	34,209,219	8.0
37 >=	5	904,454	0.2
Total:	2,904	426,569,103	100.0

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	660	115,972,866	27.2
13.01 - 13.50	313	50,936,392	11.9
13.51 - 14.00	384	55,125,323	12.9
14.01 - 14.50	360	49,315,375	11.6
14.51 - 15.00	495	65,144,239	15.3
15.01 - 15.50	384	51,703,721	12.1
15.51 - 16.00	291	37,002,118	8.7
16.01 - 16.50	12	941,447	0.2
16.51 - 17.00	2	279,700	0.1
17.01 - 17.50	2	112,960	0.0
17.51 - 18.00	1	34,961	0.0
Total:	2,904	426,569,103	100.0

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	10	2,335,193	0.6
4.51 - 6.00	323	62,346,272	14.6
6.01 - 6.50	369	60,299,226	14.1
6.51 - 7.00	483	73,984,053	17.3
7.01 - 7.50	387	55,104,021	12.9
7.51 - 8.00	535	70,869,177	16.6
8.01 - 8.50	445	58,569,160	13.7
8.51 - 9.00	334	41,592,934	9.8
9.01 - 9.50	13	1,041,447	0.2
9.51 - 10.00	2	279,700	0.1
10.01 - 10.50	2	112,960	0.0
10.51 - 11.00	1	34,961	0.0
Total:	2,904	426,569,103	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.00	2	361,441	0.1
1.50	4	713,479	0.2
2.00	123	25,259,450	5.9
3.00	2,775	400,234,733	93.8
Total:	2,904	426,569,103	100.0

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.00	1,517	209,435,444	49.1
1.50	1,387	217,133,659	50.9
Total:	2,904	426,569,103	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

Statistical Collateral Summary – Estimated Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.   Approximately 19.5% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,084
Total Outstanding Loan Balance	$391,488,124		Min	Max
Average Loan Current Balance	$187,854		$4,814	$1,000,000
Weighted Average Original LTV	81.3%	*
Weighted Average Coupon	7.20%		4.35%	13.90%
Arm Weighted Average Coupon	7.15%
Fixed Weighted Average Coupon	7.41%
Weighted Average Margin	6.22%		2.25%	11.01%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	3
% First Liens	97.9%
% Second Liens	2.1%
% Arms	79.7%
% Fixed	20.3%
% of Loans with Mortgage Insurance	0.4%

*

Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	84	26,312,429	6.7
5.51 - 6.00	159	45,958,015	11.7
6.01 - 6.50	255	66,579,971	17.0
6.51 - 7.00	333	73,071,162	18.7
7.01 - 7.50	253	51,049,302	13.0
7.51 - 8.00	235	42,519,588	10.9
8.01 - 8.50	133	19,482,928	5.0
8.51 - 9.00	161	24,010,424	6.1
9.01 - 9.50	178	18,629,647	4.8
9.51 - 10.00	104	10,028,123	2.6
10.01 - 10.50	54	4,713,680	1.2
10.51 - 11.00	42	3,875,399	1.0
11.01 - 11.50	20	1,515,328	0.4
11.51 - 12.00	36	2,013,781	0.5
12.01 - 12.50	28	1,170,019	0.3
12.51 - 13.00	6	405,495	0.1
13.01 - 13.50	2	88,115	0.0
13.51 - 14.00	1	64,718	0.0
Total:	2,084	391,488,124	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
FICO	Loans	Balance	%
Unknown	5	810,433	0.2
476 – 500	8	722,825	0.2
501 – 525	141	19,330,217	4.9
526 - 550	203	28,890,108	7.4
551 - 575	270	40,073,856	10.2
576 - 600	283	51,204,158	13.1
601 - 625	308	57,017,243	14.6
626 - 650	316	64,025,692	16.4
651 - 675	234	53,037,615	13.6
676 - 700	132	34,296,563	8.8
701 - 725	74	17,423,917	4.5
726 - 750	61	13,494,211	3.5
751 - 775	36	8,340,987	2.1
776 - 800	9	2,132,427	0.5
801 - 825	4	687,872	0.2
Total:	2,084	391,488,124	100.0

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	125	4,364,363	1.1
50,001 - 100,000	558	42,402,560	10.8
100,001 - 150,000	492	60,637,617	15.5
150,001 - 200,000	227	39,413,260	10.1
200,001 - 250,000	147	32,681,994	8.4
250,001 - 300,000	84	22,878,715	5.8
300,001 - 350,000	103	33,905,974	8.7
350,001 - 400,000	150	56,080,058	14.3
400,001 - 450,000	83	35,337,117	9.0
450,001 - 500,000	54	25,853,508	6.6
500,001 - 550,000	13	6,885,619	1.8
550,001 - 600,000	27	15,642,138	4.0
600,001 >=	21	15,405,203	3.9
Total:	2,084	391,488,124	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	38	6,896,678	1.8
50.001 - 55.000	17	3,112,821	0.8
55.001 - 60.000	30	5,172,085	1.3
60.001 - 65.000	57	10,299,039	2.6
65.001 - 70.000	106	18,903,122	4.8
70.001 - 75.000	187	32,171,022	8.2
75.001 - 80.000	847	162,710,657	41.6
80.001 - 85.000	200	38,300,510	9.8
85.001 - 90.000	306	67,268,944	17.2
90.001 - 95.000	140	26,783,403	6.8
95.001 - 100.000	156	19,869,843	5.1
Total:	2,084	391,488,124	100.0

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,367	233,410,182	59.6
Reduced	366	86,265,101	22.0
No Income/ No Asset	38	8,240,283	2.1
Stated Income / Stated Assets	313	63,572,557	16.2
Total:	2,084	391,488,124	100.0

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	1,924	370,692,329	94.7
Second Home	12	2,130,225	0.5
Investment	148	18,665,570	4.8
Total:	2,084	391,488,124	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
State	Loans	Balance	%
California	458	131,243,562	33.5
New York	143	36,912,330	9.4
Florida	185	26,773,333	6.8
Georgia	106	13,999,262	3.6
Massachusetts	61	13,889,016	3.6
Washington	53	12,965,557	3.3
Nevada	63	11,131,032	2.8
Texas	75	10,662,848	2.7
Illinois	46	10,118,659	2.6
Ohio	97	9,712,544	2.5
Arizona	54	9,502,570	2.4
Michigan	97	9,404,829	2.4
Maryland	37	9,150,376	2.3
Virginia	41	7,564,143	1.9
Oregon	46	7,428,523	1.9
Other	522	71,029,540	18.1
Total:	2,084	391,488,124	100.0

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	788	154,407,759	39.4
Refinance - Rate Term	137	23,908,050	6.1
Refinance - Cashout	1,159	213,172,315	54.5
Total:	2,084	391,488,124	100.0

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	1,308	258,745,604	66.1
Arm 3/27	269	51,275,001	13.1
Arm 5/25	6	1,989,504	0.5
Arm 6 Month	1	58,042	0.0
Fixed Rate – Balloon 15 /30	9	1,414,145	0.4
Fixed Rate	491	78,005,828	19.9
Total:	2,084	391,488,124	100.0

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,740	319,295,446	81.6
PUD	139	31,907,265	8.2
2 Family	79	16,114,088	4.1
Condo	94	15,890,557	4.1
3-4 Family	32	8,280,767	2.1
Total:	2,084	391,488,124	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	61	13,365,822	4.3
4.01 - 4.50	62	14,625,529	4.7
4.51 - 5.00	135	26,302,052	8.4
5.01 - 5.50	187	46,415,573	14.9
5.51 - 6.00	195	39,565,535	12.7
6.01 - 6.50	212	45,548,731	14.6
6.51 - 7.00	312	71,060,379	22.8
7.01 - 7.50	116	17,451,532	5.6
7.51 - 8.00	96	13,685,703	4.4
8.01 - 8.50	61	6,576,864	2.1
8.51 - 9.00	71	8,633,186	2.8
9.01 - 9.50	55	6,081,793	2.0
9.51 - 10.00	10	1,529,814	0.5
10.01 - 10.50	8	1,000,102	0.3
10.51 >=	3	225,537	0.1
Total:	1,584	312,068,151	100.0

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
<= 0	1	58,042	0.0
13 - 15	6	1,023,377	0.3
16 - 18	32	7,229,184	2.3
19 - 21	882	167,146,384	53.6
22 - 24	388	83,346,659	26.7
28 - 30	16	2,449,031	0.8
31 - 33	153	30,978,592	9.9
34 - 36	100	17,847,378	5.7
37 >=	6	1,989,504	0.6
Total:	1,584	312,068,151	100.0

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	586	137,645,356	44.1
13.01 - 13.50	187	44,094,307	14.1
13.51 - 14.00	170	35,159,105	11.3
14.01 - 14.50	128	24,108,434	7.7
14.51 - 15.00	143	27,442,583	8.8
15.01 - 15.50	99	13,317,477	4.3
15.51 - 16.00	99	12,971,225	4.2
16.01 - 16.50	86	9,097,425	2.9
16.51 - 17.00	33	3,261,638	1.1
17.01 - 17.50	19	1,949,433	0.6
17.51 - 18.00	21	2,281,542	0.7
18.01 >=	13	739,626	0.2
Total:	1,584	312,068,151	100.0

CSFB                                   CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	36	9,575,491	3.1
4.51 - 6.00	248	67,101,192	21.5
6.01 - 6.50	195	50,362,105	16.1
6.51 - 7.00	237	53,131,901	17.0
7.01 - 7.50	181	34,932,216	11.2
7.51 - 8.00	172	32,371,099	10.4
8.01 - 8.50	108	16,229,592	5.2
8.51 - 9.00	130	19,790,424	6.3
9.01 - 9.50	132	14,425,163	4.6
9.51 - 10.00	71	6,697,997	2.2
10.01 - 10.50	28	2,812,920	0.9
10.51 - 11.00	24	2,644,790	0.9
11.01 - 11.50	8	895,647	0.3
11.51 - 12.00	9	876,853	0.3
12.01 - 12.50	4	169,451	0.1
12.51 >=	1	51,311	0.0
Total:	1,584	312,068,151	100.0

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.00	15	2,389,737	0.8
1.50	30	4,769,491	1.5
2.00	53	20,957,627	6.7
3.00	1,484	283,495,709	90.8
5.00	2	455,587	0.2
Total:	1,584	312,068,151	100.0

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.00	1,294	231,996,348	74.3
1.50	289	79,725,774	25.6
2.00	1	346,029	0.1
Total:	1,584	312,068,151	100.0